UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 25, 2013

UBS-Barclays Commercial Mortgage Trust 2013-C6
(Exact name of issuing entity)

Barclays Commercial Mortgage Securities LLC
(Exact name of the depositor as specified in its charter)

UBS Real Estate Securities Inc.
Barclays Bank PLC
Redwood Commercial Mortgage Corporation
Natixis Real Estate Capital LLC
(Exact name of sponsors as specified in their charters)

Delaware	333-179413-01	27-010880
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On April 25, 2013 (the “Closing Date’), Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, of UBS-Barclays Commercial Mortgage Trust 2013-C6, Commercial Mortgage Pass-Through Certificates, Series 2013-C6 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB and Class A-S Certificates (collectively, the “Public Certificates”) and (ii) the Class X-A, Class X-B, Class X-C, Class A-3FL, Class A-3FX, Class B,  Class C, Class D, Class E, Class F, Class G, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $923,564,000, were sold to Barclays Capital Inc. (“BC”), UBS Securities LLC (“UBSS”), Natixis Securities Americas LLC (“Natixis”), J.P. Morgan Securities LLC (“J.P. Morgan”), Drexel Hamilton, LLC (“Drexel” and, together with BC, UBSS, Natixis and J.P. Morgan, the “Principals”), pursuant to an Underwriting Agreement, dated April 11, 2013 (the “Underwriting Agreement”), among the Depositor and the Principals.  BC and UBSS are acting as the co-lead managers.  The Public Certificates were offered by the Principals for sale to the public, pursuant to the Depositor’s prospectus, dated April 3, 2013, as supplemented by the prospectus supplement, dated April 11, 2013, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $371,907,979, were sold to BC, UBS and Natixis (collectively, the “Initial Purchasers”),  pursuant to a Certificate Purchase Agreement, dated April 11, 2013, among the Depositor and the Initial Purchasers.  The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in UBS-Barclays Commercial Mortgage Trust 2013-C6 (the “Issuing Entity”), a New York common law trust fund formed pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 73 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 91 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) UBS Real Estate Securities Inc. (“UBSRES”), pursuant to a Mortgage Loan Purchase Agreement, dated April 25, 2013 (the “UBSRES Mortgage Loan Purchase Agreement”), between the Depositor and UBSRES, (ii) Barclays Bank PLC (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated April 25, 2013 (the “Barclays Mortgage Loan Purchase Agreement”), between the Depositor and Barclays, (iii) Redwood Commercial Mortgage Corporation (“Redwood”), pursuant to a Mortgage Loan Purchase Agreement, dated April 25, 2013 (the “Redwood Mortgage Loan Purchase Agreement”), between the Depositor and Redwood and (iv) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated April 25, 2013 (together with the UBSRES Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement and the Redwood Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and NREC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from UBSRES, Barclays, Redwood and NREC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable to the Depositor in connection with the issuance and distribution of the Certificates of approximately  $1,295,471,979, were approximately  $1,360,382,139.74.  Of such expenses paid by the Depositor, approximately  $0  were paid directly to affiliates of the Depositor, $144,032 in the form of fees were paid to the Principals and Initial Purchasers, and $5,386,584 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales has been previously provided in the Depositor’s prospectus supplement, dated April 11, 2013, to the prospectus, dated April 3, 2013.  The related registration statement (File No. 333-179413) was originally declared effective on June 5, 2012.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated April 11, 2013, by and among Barclays Commercial Mortgage Securities LLC, as depositor, and Barclays Capital Inc., UBS Securities LLC, Natixis Securities Americas LLC, J.P. Morgan Securities LLC and Drexel Hamilton, LLC, as underwriters.

Exhibit 4
Pooling and Servicing Agreement, dated as of April 1, 2013, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 25, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 25, 2013 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated April 25, 2013 (included as part of Exhibit 5).

Exhibit 99.1
Mortgage Loan Purchase Agreement, dated April 25, 2013, between UBS Real Estate Securities Inc. and Barclays Commercial Mortgage Securities LLC, pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to Barclays Commercial Mortgage Securities LLC.

Exhibit 99.2
Mortgage Loan Purchase Agreement, dated April 25, 2013, between Barclays Bank PLC and Barclays Commercial Mortgage Securities LLC, pursuant to which Barclays Bank PLC sold certain mortgage loans to Barclays Commercial Mortgage Securities LLC.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated April 25, 2013, between Redwood Commercial Mortgage Corporation and Barclays Commercial Mortgage Securities LLC, pursuant to which Redwood Commercial Mortgage Corporation sold certain mortgage loans to Barclays Commercial Mortgage Securities LLC.

Exhibit 99.4
Mortgage Loan Purchase Agreement, dated April 25, 2013, between Natixis Real Estate Capital LLC and Barclays Commercial Mortgage Securities LLC, pursuant to which Natixis Real Estate Capital LLC sold certain mortgage loans to Barclays Commercial Mortgage Securities LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2013	BARCLAYS COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated April 11, 2013, by and among Barclays Commercial Mortgage Securities LLC, as depositor, and Barclays Capital Inc., UBS Securities LLC, Natixis Securities Americas LLC, J.P. Morgan Securities LLC and Drexel Hamilton, LLC, as underwriters.
(E)

4
Pooling and Servicing Agreement, dated as of April 1, 2013, by and among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 25, 2013.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 25, 2013 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated April 25, 2013 (included as part of Exhibit 5).	(E)

99.1
Mortgage Loan Purchase Agreement, dated April 25, 2013, between UBS Real Estate Securities Inc. and Barclays Commercial Mortgage Securities LLC, pursuant to which UBS Real Estate Securities Inc. sold certain mortgage loans to Barclays Commercial Mortgage Securities LLC.
(E)

99.2
Mortgage Loan Purchase Agreement, dated April 25, 2013, between Barclays Bank PLC and Barclays Commercial Mortgage Securities LLC, pursuant to which Barclays Bank PLC sold certain mortgage loans to Barclays Commercial Mortgage Securities LLC.
(E)

99.3
Mortgage Loan Purchase Agreement, dated April 25, 2013, between Redwood Commercial Mortgage Corporation and Barclays Commercial Mortgage Securities LLC, pursuant to which Redwood Commercial Mortgage Corporation sold certain mortgage loans to Barclays Commercial Mortgage Securities LLC.
(E)

99.4
Mortgage Loan Purchase Agreement, dated April 25, 2013, between Natixis Real Estate Capital LLC and Barclays Commercial Mortgage Securities LLC, pursuant to which Natixis Real Estate Capital LLC sold certain mortgage loans to Barclays Commercial Mortgage Securities LLC.
(E)